KCG Holdings, Inc. (NYSE: KCG) 2nd Quarter 2015 Earnings Presentation July 31, 2015 Exhibit 99.2

Safe Harbor
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would,"
"should," "could" or "may," or by variations of such words or by similar expressions. These "forward-looking statements" are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the "Mergers") of Knight Capital Group, Inc. ("Knight") and GETCO Holding
Company, LLC ("GETCO"); (ii) difficulties and delays in fully realizing cost savings and other benefits of the Mergers and the inability to manage revenue capture and sustain revenue and earnings growth; (iii) the sale of KCG Hotspot; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney General, Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to
KCG's organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes;
(viii) KCG's ability to effectively identify and manage market risk, operational and technology risk (such as the events that affected Knight on
August 1, 2012), legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk;
(ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (x) the effects of increased competition and KCG's ability to maintain and expand market share; and (xi) the announced plan to relocate KCG’s global headquarters from Jersey City, NJ to New York, NY. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG's reports with the SEC, including, without limitation, those detailed under "Risk Factors" in
KCG's Annual Report on Form 10-K for the year-ended December 31, 2014, Quarterly Report on Form 10-Q for the quarter-ended March 31,
2015, and other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

2nd Quarter 2015 Summary
Financial results negatively impacted by the deterioration in market conditions in the
U.S. equity market from the 1st quarter
Results also impacted by items unrelated to core operations including an acceleration in non-cash compensation expense, debt extinguishment charges and other real estate related charges
Gained more than one full percentage point in retail SEC Rule 605 U.S. equity share volume from the 1st quarter
Grew the percentage of algorithmic trading and order routing net revenue attributable to institutional clients for the third straight quarter
Repurchased 23.6 million shares of KCG Class A Common Stock for approximately $330 million through a “modified Dutch auction” tender offer
Completed the refinancing of $305 million 8.25% Senior Secured Notes due in 2018
Subsequent to the quarter, entered into agreements to relocate global headquarters to
New York City
1

KCG Financial Results
Pre-Tax Earnings (Loss) from Continuing Operations By Business Segment
(in thousands)
(unaudited)
For the three months ended
June 30, 2014
March 31, 2015
June 30, 2015
Market Making
Revenues
$     218,446
$
224,548
$
192,328
Expenses
182,442
185,208
187,926
Pre-tax earnings
36,004
39,340
4,402
Global Execution Services
Revenues
85,903
464,266
63,522
Expenses
85,167
83,208
73,459
Pre-tax earnings (loss)
736
381,058
(9,937)
Corporate and Other
Revenues
9,784
7,342
6,032
Expenses
32,017
21,612
57,611
Pre-tax loss
(22,233)
(14,270)
(51,579)
Consolidated
Revenues
314,133
696,156
261,882
Expenses
299,626
290,028
318,996
Pre-tax earnings (loss)
$     14,507
$     406,128
$     (57,114)
Notes:
2
1
See addendum for a reconciliation of GAAP to non-GAAP financial results.
1
2nd
quarter
2015
results
include
expenses
of
$60.2
million
related
to
accelerated
stock-based
compensation,
a
debt
make-whole
premium,
a
writedown
of
capitalized
debt
costs
and
other
real
estate-related
charges
1st
quarter
2015
results
include
a
gain
of
$385.0
million
from
the
sale
of
KCG
Hotspot
as
well
as
expenses
of
$11.3
million
directly
related
to
the
sale
plus
other
real
estate
related
charges
2nd
quarter
2014
results
include
expenses
of
$7.0
million
from
compensation
related
to
a
reduction
in
workforce,
a
writedown
of
capitalized
debt
costs,
and
other
real
estate
related
charges

Avg. daily share volume (in millions)
Avg. daily dollar volume (in $ millions)

KCG

Market Conditions
Sources:
BATS
Global
Markets,
RegOne
Solutions,
Thomson
Reuters,
OCC,
CSI,
Bloomberg,
Reuters,
EBS,
SIFMA,
TRACE,
MSRB;
2Q15
SEC
Rule
605
U.S.
equity
share
volume
includes
an
estimate
of
June 2015 total based on public and proprietary data
3
Avg. daily volume in select securities markets
2Q14
1Q15
2Q15
Consolidated U.S. equity share volume
6.1 bn
6.9 bn
6.4 bn
690.2 mn
805.1 mn
722.1 mn
ETF share volume
638.7 mn
1,002.9 mn
871.1 mn
Consolidated U.S. equity dollar volume
$242.8 bn
$285.6 bn
$260.3 bn
U.S.
equity futures contracts
3.6 mn
3.5 mn
3.5 mn
U.S. options contracts
15.8 mn
16.3 mn
15.2 mn
European equity notional value traded (USD)
$1,080.2 bn
$1,272.7 bn
$1,237.3 bn
Asian equity
share volume
6.1 bn
6.0 bn
6.8 bn
U.S.
Treasury notional volume
$487.5 bn
$531.8 bn
$480.9 bn
U.S.
corporate
bond
notional
volume
$20.2 bn
$23.9 bn
$27.0 bn
Transactions under 250 bonds
12,372
12,622
12,182
FX
notional
value
traded
(USD)
among
reporting
venues
$206.6 bn
$271.2 bn
$236.9 bn
Average
daily consolidated U.S. equity share volume
Average daily consolidated U.S. equity dollar volume
Average realized volatility for the S&P 500
Market conditions in U.S. equities
A continued decline in the U.S. equity market
from 1Q15
-
Avg. daily consolidated U.S. equity dollar and share
volume decreased 8.9% and 8.2%, respectively, quarter
over quarter
-
Market-wide retail SEC Rule 605 U.S. equity share
volume declined 10.3% qoq
while ETF share volume
decreased 13.1%
Mixed market conditions in all other asset classes
-
Avg. daily European equity notional volume declined
2.8% quarter over quarter while Asian equity share
volume rose 12.7%
-
Avg. daily notional volume of U.S. Treasuries declined
9.5% while U.S. corporates rose 13.0%
8,000
2
$400,000
6,000
$300,000
4,000
$200,000
2,000
$100,000
2Q14                          1Q15                         2Q15
9.2
13.9
“Retail”
SEC
Rule
605
U.S.
equity
share
volume
1
1
10.3

KCG revenue (in millions)
Percentage +/- the 3-year mean

Avg. daily share volume (in millions)

KCG

The Market Making Segment
U.S.
equities
Non-U.S. equities
4
Sources: KCG, SEC, RegOne
Solutions;   2Q15 SEC Rule 605 share volume  includes an estimate of June 2015 total based on public and proprietary data.
Revenue from market making in U.S. equities
of $140.3 million in the second quarter of 2015 is a factor, along with total dollar volume during the quarter of $1.76 trillion that results in average revenue capture of 0.80 basis points. Market making in non-U.S. equities includes European and Asian equities, fixed income, currencies and commodities.
2Q15
Market
Making
revenue
distribution
2
Market share gains of consolidated and retail U.S.
equity share volume offset by strong competition
and narrow spreads
KCG increased market share of both consolidated U.S.
equity share volume and SEC Rule 605 share volume
Competition based on execution quality amid declining
retail trading activity tightened spreads
A slight increase in contributions from all other
asset classes
Results from Asian equities, U.S. commodities and
European fixed income offset in part by U.S. fixed
income
-20%
-10%
0%
10%
20%
30%
40%
50%
-$100
-$50
$0
$50
$100
$150
$200
$250
2Q14
1Q15
2Q15
KCG revenue from U.S. equity market making
Avg. daily SEC Rule 605 U.S equity share volume*
Avg. daily consolidated U.S equity dollar volume
Avg. daily consolidated U.S equity share volume
Avg. realized volatility for the S&P 500
758.3
933.0
884.8
175.6
198.9
186.9
0
200
400
600
800
1,000
2Q14
1Q15
2Q15
73%
27%
Primary
drivers
of
revenues
from
U.S.
equities
1
KCG avg. daily exchange-listed share volume
KCG avg. daily SEC Rule 605 U.S equity share volume

KCG retail and total exchange-listed volume

January-12
February-12
March-12
April-12
May-12
June-12
July-12
August-12
September-12
October-12
November-12
December-12
January-13
February-13
March-13
April-13
May-13
June-13
July-13
August-13
September-13
October-13
November-13
December-13
January-14
February-14
March-14
April-14
May-14
June-14
July-14
August-14
September-14
October-14
November-14
December-14
January-15
February-15
March-15
April-15
May-15
June-15

Market-Wide Retail Investor Flows in 2Q15
KCG’s Individual Investor Gauge represents estimated market-wide gross and net retail investor flows based on public and proprietary data derived from monthly SEC Rule 605-eligible volume.
Market-wide gross and net retail investor flows declined an estimated 10.6% and 68.5%, respectively, quarter over quarter
5
$0
Est. Market-Wide Gross and Net Retail U.S. Equity Flows
Market-Wide Net (Est.)
Market-Wide Gross (Est.)
$100,000,000,000
$200,000,000,000
$300,000,000,000
$400,000,000,000
$500,000,000,000
$600,000,000,000
-$15,000,000,000
-$10,000,000,000
-$5,000,000,000
$0
$5,000,000,000
$10,000,000,000
$15,000,000,000
$20,000,000,000
$25,000,000,000
$30,000,000,000
$35,000,000,000

The Global Execution Services Segment
6
Contributions of algorithmic trading and sales and
trading teams offset by decline in consolidated
U.S. equity share volume and sale of KCG Hotspot
Grew the percentage of net revenue from algorithmic
trading and order routing attributable to institutional
clients for the third straight quarter
During the 2nd quarter, 18 new institutional clients
began using KCG algorithms and 10 more onboarded
A market-wide decline in ETF trading activity impacted
results
Steady performance of trading venues
KCG BondPoint
set new highs for market share of
corporate and muni bond transactions under 250
bonds
-12.8%
-0.4%
-8.5%
22.3%
18.5%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
2Q14
1Q15
2Q15
Percentage growth of KCG algorithmic trading
among institutional investors¹
Consolidated U.S. equity share volume
KCG algorithmic trading U.S. equity share volume from institutional investors
18.6%
19.5%
19.9%
6.4%
6.3%
6.9%
0%
5%
10%
15%
20%
25%
2Q14
1Q15
2Q15
KCG BondPoint market share of interdealer
bond transactions under 250 bonds
Corporate bonds
Muni bonds
Sources: KCG, BATS Global Markets, TRACE, MSRB, Rosenblatt;    Represents the percentage growth from 1Q14 average daily share volume
1
54%
60%
62%
0%
20%
40%
60%
80%
100%
2Q14
1Q15
2Q15
Growth of algorithmic trading / order routing
net revenues from institutional clients
Buy-side clients
Sell-side clients
-8.8%

Consolidated Non-GAAP Expenses
Compensation and benefits
Communications and data processing
Depreciation and amortization
Debt interest expense
Professional
fees
Occupancy and equipment rentals
Business
development
Other
Compensation and benefits declined to $80.6
million quarter over quarter due to lower
discretionary bonus accruals
Other expenses rose $2.8 million due to an
increase in recruiting fees, regulatory charges
and other contributions
Debt interest expense rose $1.5 million due to
the higher debt level post-refinancing and an
overlapping half month of interest on the
8.25% Senior Secured Notes
Professional fees rose $1.2 million primarily
due to
costs related to the tender offer
Among transaction-based expenses not
included in the chart, Execution and clearance
fees declined $5.9 million due to declines in
KCG trade volumes as well as a full quarter of
reduced regulatory transaction fees
7
†
See addendum for a reconciliation of GAAP to non-GAAP financial results.
$194.9 mn
$186.6 mn
$172.4 mn
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
2Q14
1Q15
2Q15
Consolidated quarterly expenses
†

Additional Financials
Consolidated Statements of Financial Condition
(in millions)
(unaudited)
June 30, 2014
March 31, 2015
June 30, 2015
Cash
and cash equivalents
$     600.9
$     990.5
$     541.3
Debt
422.3
799.8
495.1
Stockholders’ equity
1,533.7
1,783.3
1,471.2
0.32
0.30
0.37
$11.04
$13.86
$14.05
Book value per share
$12.66
$15.10
$15.58
stock units (in thousands)
121,111
118,091
94,420
1
Debt at March 31, 2015 includes the 8.25% $305 million Senior Secured Notes, which were redeemed subsequent to the quarter close
using funds held in escrow.    Debt-to-tangible equity ratio at
March 31, 2015 excludes the $305 million senior secured notes redeemed subsequent to the quarter close.
Tangible book value is calculated by subtracting goodwill and intangible assets from equity.
8
1
2
4
Tangible book value per share
Debt-to-tangible equity ratio ²

Shares outstanding including restricted

Planned Relocation of Global Headquarters to NYC
KCG has entered into agreements to relocate global headquarters to New York City
The consolidation of Jersey City, NJ and New York, NY offices at 300 Vesey Street in lower Manhattan will reduce total occupied space to 169,000 square feet from 311,00 square feet
Further, the consolidation of employees in one location is expected to provide cultural and recruiting benefits
During the 2nd quarter, KCG recorded charges of $6.3 million in accelerated depreciation and amortization on assets being abandoned as part of the relocation as well as other consolidation of space
As a result, KCG expects to record going forward expenses including:
-
Non-recurring, real estate charges of $25 to $30 million in the 3rd quarter of 2015 related to the early termination of leases at 545 Washington Boulevard in Jersey City, NJ and 165 Broadway in
New York, NY as well as a consolidation of space at 350 N. Orleans Street in Chicago, IL
-
Added depreciation and amortization expenses of approximately $4.5 to $5.0 million per quarter beginning in the 3rd quarter of 2015 and running through the 4th quarter of 2016
-
Added occupancy costs of approximately $1.5 million per quarter beginning in the 4th quarter of
2015 and running through the 4th quarter of 2016

Market Making
Global Execution
Services
Corporate and
Other
Consolidated
GAAP revenues
$     224,548
$     464,266
$     7,342
$     696,156
Gain
on sale of KCG Hotspot
-
(385,026)
-
(385,026)
Non-GAAP revenues
$     224,548
$     79,240
$     7,342
$     311,130
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

3 months ended March 31, 2015
Reconciliation of GAAP revenues to non-GAAP revenues:

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     4,402
$     (9,937)
$     (51,579)
$     (57,114)
19,844
8,202
803
28,849
Debt make-whole premium
-
-
16,500
16,500
Writedown
of capitalized debt costs
-
-
8,506
8,506
Other real estate related charges
-
-
6,237
6,327
$     24,246
$     (1,735)
$     (19,443)
$     3,068
12
3 months ended
June  30, 2015
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Accelerated stock-based compensation
Non-GAAP income (loss) from continuing operations before
income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months
ended March
31, 2015
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation
of GAAP pre-tax to non-GAAP pre-tax:
GAAP income
(loss) from continuing operations before income taxes
$     39,340
$     381,058
$     (14,270)
$     406,128
Gain
on sale of KCG Hotspot
-
(385,026)
-
(385,026)
Professional fees related to sale of KCG Hotspot
-
6,736
-
6,736
Compensation expense related to sale of KCG Hotspot
-
4,457
-
4,457
Other real estate related charges
-
-
132
132
Non-GAAP income (loss) from continuing operations before
income taxes
$     39,340
$     7,225
$     14,138
$     32,427

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3
months
ended
June
30,
2014
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
Reconciliation
of GAAP pre-tax to non-GAAP pre-tax:
GAAP income
(loss) from continuing operations before income taxes
$     36,004
$     736
$     (22,233)
$     14,507
Writedown
of capitalized debt costs
-
-
1,995
1,995
Compensation related to reduction in workforce
383
1,886
800
3,069
Other real
estate related charges
452
-
1,489
1,941
Non-GAAP
income
(loss)
from
continuing
operations
before
income
taxes
$     36,839
$     2,622
$     (17,949)
$     21,512

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP normalized
expenses:
Employee compensation and benefits
109,471
28,849
80,622
34,240
-
34,240
Depreciation and amortization
20,726
-
20,726
Debt interest expense
9,989
-
9,989
Professional fees
5,694
-
5,694
Occupancy and equipment rentals
7,474
-
7,474
Business development
3,025
-
3,025
Other
real estate and debt extinguishment charges
31,333
31,333
-
Other
10,652
-
10,652
Total expenses
$     232,604
$     60,182
$     172,422
15
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
1
Communications and data processing
3 months ended June
30, 2015

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP normalized
expenses:
Employee compensation and benefits
106,718
4,457
102,261
33,764
-
33,764
Depreciation and amortization
20,615
-
20,615
Debt interest expense
8,463
-
8,463
Professional fees
11,181
6,736
4,445
Occupancy and equipment rentals
7,340
-
7,340
Business development
1,857
-
1,857
Other
real estate related charges
132
132
-
Other
7,808
-
7,808
Total expenses
$     197,878
$     11,325
$     186,553
16
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
3 months ended March
31, 2015
Communications and data processing
1

GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation
of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
103,430
3,069
100,361
Communications
and data processing
38,279
-
38,279
Depreciation and amortization
19,823
-
19,823
Debt interest expense
7,497
-
7,497
Professional fees
7,337
-
7,337
Occupancy and equipment rentals
8,235
-
8,235
Business development
2,609
-
2,609
Other
real estate and debt extinguishment charges
3,936
3,936
-
Other
10,767
-
10,767
$     201,913
$     7,005
$     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
17
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
3 months ended June 30, 2014
Total
expenses
1